Deferred exploration and evaluation expenditure	12 Months Ended
Dec. 31, 2023
Deferred exploration and evaluation expenditure
Deferred exploration and evaluation expenditure

12.Deferred exploration and evaluation expenditure

A summary of exploration costs is set out below:

	12/31/2023	12/31/2022
Opening balance	35,636	7,771

Exploration and feasibility investments	23,478	14,692
Share based compensation of exploration and feasibility personnel	16,424	8,528
Additions	39,902	23,220
Asset retirement cost	(2,823)	3,670
Foreign currency translation adjustment of subsidiaries	1,540	975

Closing balance	74,255	35,636

Accounting policy

The Company capitalizes all costs relating to the acquisition and exploration of mineral rights. Such costs include, among others, geological, geophysical studies, exploratory drilling and sampling, feasibility studies and technical reports. The carrying value of the Company’s Deferred exploration and evaluation expenditure is assessed for impairment when indicators of such impairment exist. Indicators may include the loss of the right to explore in the area; the Company deciding not to continue exploring or incurring substantial additional expenditures on the project; or it being determined that the carrying amount of the project is unlikely to be recovered by its development or sale. If any indication of impairment exists, an estimate of the asset’s recoverable amount is calculated to determine the extent of the impairment loss, if any.

Deferred exploration and evaluation expenses represent mineral rights developed by the Company, which have not been confirmed as technically and commercially viable through technical reports. When confirmed, deferred exploration and evaluation expenses will be transferred to each operating asset they pertain in accordance with their nature.

The Company capitalizes the depreciation of lease contracts on certain properties in order to explore and evaluate the mineral properties as part of the exploration and evaluation expenditures.